1000147843
1000147843
New Century
12/17/2004
$96,500.00
$0.00
$79,794.03
$1,180.94
2/16/2005
1933309
1933309
New Century
11/29/2004
$130,000.00
$0.00
$103,769.30
$967.58
2/1/2005
1943228
1943228
New Century
2/1/2005
$170,000.00
$0.00
$135,753.43
$2,088.40
2/16/2005
1971569
1971569
New Century
2/9/2005
$94,000.00
$0.00
$75,050.60
$689.92
2/7/2005
Bankruptcy Report
Date: 3/30/2005 10:21:29 AM Deal Number: SASCO 2005-NC1 Report As of: 2/28/2005
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Chapter
Filing Date
Current Value
Sr/Jr Lien Bal
Confirmation Date
Prepetition Due
Date
Current UPB
Plan Paid to Date
Post Petition Due
Date
End Date
Dismissal Date
Amount Last Paid Last Payment Date
Page 1 of 1 (4 records returned)
Bankruptcy Report
Date: 3/30/2005 10:21:29 AM Deal Number: SASCO 2005-NC1 Report As of: 2/28/2005
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Chapter
Filing Date
Current Value
Sr/Jr Lien Bal
Confirmation Date
Prepetition Due
Date
Current UPB
Plan Paid to Date
Post Petition Due
Date
End Date
Dismissal Date
Amount Last Paid Last Payment Date
Page 1 of 1 (4 records returned)